             FOURTH AMENDMENT TO CREDIT AGREEMENT AND REVOLVING NOTE

This Fourth Amendment to Credit  Agreement and Revolving Note (the  "Amendment")
is made as of March  25,  1999,  between  ENERGY  WEST  INCORPORATED,  a Montana corporation  ("Borrower")  and U.S.  BANK  NATIONAL  ASSOCIATION  MT, a national banking association ("Bank").

WHEREAS,

i.   Borrower and Bank entered into a Credit  Agreement dated as of February 12,
     1997,  as amended by a First  Amendment to Credit  Agreement  and Revolving
     Note dated March 5, 1998,  and as amended by a Second  Amendment  to Credit
     Agreement  and  Revolving  Note dated March 16,  1998,  and as amended by a
     Third  Amendment to Credit  Agreement and Revolving  Note dated January 21,
     1999  pursuant  to which  Bank  made  available  to  Borrower  a  Revolving
     Commitment in the amount of $11,000,000 (the "Credit Agreement"); and

ii.  Bank's  commitment  to make loans under the Credit  Agreement and Revolving
     Note (defined below) expired March 25, 1999; and

iii. Borrower has requested  that the Credit  Agreement  and  Revolving  Note be amended  to Extend  Bank's  commitment  to make loans  under the  Revolving
     Commitment as described in the Credit Agreement to January 5, 2000, and

iv.  Bank is  willing  to take such  action  upon and  subject  to the terms and conditions in this Amendment.

NOW,  THEREFORE,  in  consideration  of the  premises  and the mutual  covenants contained herein, Borrower and Bank agree as follows:

     1.   Definitions. Capitalized terms used herein and in the recitals hereto, but not defined  herein or therein,  shall have the  meanings  given them in the
Credit Agreement.

     2.   Amendments  to Credit  Agreement.  The Credit  Agreement is amended as follows:

          (a)  Section  2.1 is amended by  changing  the date  "March 25,  1999"
     wherever it appears to the date "January 5, 2000".

          (b)  Section 2.12 is amended in its entirety as follows:

          Letters of Credit. In the event and to the extent Bank issues a letter of credit (an "L/C") on behalf of Borrower in lieu of an advance  under the
     Revolving  Commitment  described in the Credit  Agreement,  the  Commitment
     Amount  shall be  considered  utilized by the amount of such L/C.  Borrower shall pay fees for any such L/C at the time of  issuance  according  to the
     Bank's  schedule of fees  relating to letters of credit in effect from time to time; and Borrower  shall execute  Bank's then current  standard form of application  and agreement  for such L/C.  Amounts drawn under any such L/C and honored by the Bank and not immediately  reimbursed by Borrower to Bank shall become

     an Advance  under the Note in such  amount at such time  subject to all the terms of this Agreement,  whether or not any Event of Default has occurred.
     The  maximum  amount  of  L/C's  that can be  issued  under  the  Revolving
     Commitment as described in the Credit Agreement shall not exceed $5,000,000 at any time.

     3.   Amendment to Revolving Note. A promissory note dated February 12, 1997 in the principal  amount of  $11,000,000  the  "Revolving  Note" was executed by
Borrower  to  evidence  the  Revolving  Commitment  as  described  in the Credit
Agreement.  The  maturity  of the  Revolving  Note is being  extended  hereby in accordance with the extension of the Credit Agreement.

     4.   Representations  and  Warranties.  Borrower hereby remakes each of the representations  and warranties  contained in Article IV of the Credit Agreement as of the date of this  Amendment,  as if made in connection with this Amendment and the Credit  Agreement,  except that for purposes  hereof the  references  in
Section 4.2 of the Credit Agreement to financial statements dated as of or as at certain  dates shall be deemed to be  references  to the  audited and  unaudited financial statements of Borrower most recently delivered to Bank.

     5.   Conditions Precedent.  The foregoing amendments shall not be effective and Bank shall have no  obligation  to renew or extend  the  Revolving  Note and
Credit Agreement until:

          (i)  Borrower  has  delivered  to Bank this  Amendment  and such other documents  the  Bank  may  require  each  duly  executed  in form satisfactory to Bank.

The delivery of such documents shall  constitute  Borrower's  representation  to
Bank that Borrower is not in default under the Credit Agreement, as amended, and that no event of default or event which, with the giving of notice or passage of time or both,  would  become an event of  default,  has  occurred;  and Bank may request a certificate of an officer of Borrower stating the foregoing.

     6.   Entire  Agreement.  This  Amendment,  the Revolving  Note,  the Credit
Agreement and the other documents  executed in connection  herewith or therewith and the other documents  delivered in connection  herewith and therewith contain the entire  agreement of the parties  concerning  the subject  matter hereof and thereof. No promise,  representation or understanding which is not expressly set forth in, or incorporated  into,  either the Revolving Note, Credit Agreement or this Amendment or the other documents  executed in connection with the Revolving
Note, Credit Agreement or this Amendment shall be enforceable by either party.

     7.   Effectiveness.  The  Revolving  Commitment  as described in the Credit
Agreement  shall continue to be governed by and subject to all of the provisions of the  Revolving  Note and Credit  Agreement as amended  hereby and any amounts presently outstanding under the Revolving Note shall continue to be outstanding.
The Revolving Note and Credit Agreement, as amended hereby, remain in full force and  effect  and are hereby  ratified  and  confirmed.  Any  reference  to "this
Agreement"  or  "the  Credit  Agreement"  in  the  Credit  Agreement  or in  any
promissory note, guaranty,  or other instrument relating to the Credit Agreement is deemed to be a reference to the Credit Agreement as amended hereby.

IN WITNESS WHEREOF,  Borrower and Bank have caused this Amendment to be executed the date first set forth above.

ENERGY WEST INCORPORATED

By:       /s/ Edward J. Bernica
    --------------------------------
Title:    Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION MT

By:       /s/ Robert A. Butcher
    --------------------------------
Title:    Senior Vice President

The  undersigned  Guarantors  hereby  acknowledge  and  consent  to this  Fourth
Amendment to Credit  Agreement and Revolving  Note and hereby ratify and confirm that the Guaranty  Agreement the  undersigned  executed dated as of February 12,
1997 in connection with the Revolving Note and the Credit  Agreement  remains in full  force  and  effect  with  respect  to the  Revolving  Note and the  Credit
Agreement as hereby amended.

GUARANTORS:

ROCKY MOUNTAIN FUELS INC.                   MONTANA SUN, INC.

By:       /s/ Edward J. Bernica             By:      /s/ Edward J. Bernica
    --------------------------------            --------------------------------
Title:    Chief Financial Officer           Title:   Chief Financial Officer

ENERGY WEST RESOURCES, INC.

By:       /s/ Edward J. Bernica
    --------------------------------
Title:    Chief Financial Officer

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